UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2021

CASPER SLEEP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39214	46-3987647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Trade Center
175 Greenwich Street, Floor 40
New York, NY 10007
(Address of principal executive offices) (Zip Code)

(347) 941-1871
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	CSPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2021, Casper Sleep Inc., as lead borrower, Casper Science LLC and Casper Sleep Retail LLC, as co-borrowers (collectively, the “Loan Parties”), and Wells Fargo Bank, National Association (“Wells Fargo”), as agent and lender, entered into a limited waiver and amendment (the “Waiver”) with respect to that certain Credit Agreement, dated as of November 10, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Subject to certain terms and conditions described therein, the Waiver waives the requirement to maintain at least $32.0 million of Deposited Cash (as defined in the Credit Agreement) for the period from October 18, 2021 through December 31, 2021 with respect to both an Accelerated Borrowing Base Delivery Event and a Cash Dominion Event (each as defined in the Credit Agreement), so long as the borrowers provide Wells Fargo with at least five business days’ prior written notice before reducing the amount of Deposited Cash below $15.0 million and comply with certain other customary information sharing requirements.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Limited Waiver and Amendment, dated as of October 18, 2021, to the Credit Agreement, dated as of November 10, 2020, by and among Casper Sleep Inc., as the lead borrower, the co-borrowers named therein, and Wells Fargo Bank, National Association, as agent and lender.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPER SLEEP INC.

Date: October 22, 2021	By:	/s/ Jonathan Truppman
Jonathan Truppman
General Counsel and Secretary